                               FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "FIRST AMENDMENT"), dated as of December 30, 1999, is entered into among POWER-ONE, INC., a Delaware corporation (the "PARENT"), INTERNATIONAL POWER DEVICES, INC., a Massachusetts corporation ("IPD"), MELCHER HOLDING AG, a Swiss corporation ("MELCHER") (the Parent, IPD and Melcher are hereinafter sometimes collectively referred to herein collectively as the "BORROWERS"), the banks listed on the signature pages hereof (the "LENDERS"), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in said capacity, the "ADMINISTRATIVE AGENT") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Lenders.

         A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement, dated as of August 12, 1999 (said Credit Agreement, the "CREDIT AGREEMENT"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Borrowers, Lenders and the Administrative Agent desire to amend the Credit Agreement to make certain changes therein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) SECTION 7.7 of the Credit Agreement is hereby amended to read as follows:

         " Section 7.7 CAPITAL EXPENDITURES. The Parent shall not, and shall not permit any of its Subsidiaries to, make or commit to make any Capital Expenditures (a) during Fiscal Year 1999 in excess of $28,000,000 in aggregate amount, (b) during Fiscal Year 2000 in excess of $25,000,000 in aggregate amount, (c) during Fiscal Year 2001 in excess of $30,000,000 in aggregate amount, and (d) during Fiscal Year 2002 in excess of $35,000,000 in aggregate amount (in the case of clauses (a), (b), (c) and (d), the "Maximum Amount"); PROVIDED, HOWEVER, that the Maximum Amount for each Fiscal Year shall be increased by an amount equal to the excess, if any, of the Maximum Amount for the previous Fiscal Year (before making any adjustments in accordance with this proviso) over the actual aggregate Capital Expenditures for such previous Fiscal Year."

         (b) Exhibit C to the Credit Agreement is hereby amended to be in the form of Exhibit C hereto.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments provided in the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date, other than as listed on SCHEDULE 1 hereto;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) each Borrower has full power and authority to execute and deliver this First Amendment and to perform this First Amendment and the Credit Agreement, as amended by this First Amendment, the execution and delivery of this First Amendment and the performance of this First Amendment and the Credit Agreement, as amended by this First Amendment, has been duly authorized by all corporate action of each Borrower, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

         (d) neither the execution and delivery of this First Amendment, or the performance of this First Amendment or the Credit Agreement, as amended by this First Amendment, nor the consummation of any transactions herein or therein, will contravene or conflict with any Applicable Law to which any Borrower or any of their respective Subsidiaries is subject or any indenture, agreement or other instrument to which any Borrower or any of their respective Subsidiaries or any of their respective property is subject, except to the extent that any such contravention or conflict could not reasonably be expected to have a Material Adverse Effect; and

         (e) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person, is required for the
(i) execution and delivery of this First Amendment or performance by the Borrowers of this First Amendment and the Credit Agreement, as amended by this First Amendment, or (ii) acknowledgment of this First Amendment by each of the Subordinated Creditors (as defined in the Subordination Agreement).

         3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of December 30, 1999, subject to the following:


                                      -2-
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         (a) the Administrative Agent shall have received counterparts of this
First Amendment executed by the Determining Lenders;

         (b) the Administrative Agent shall have received counterparts of this First Amendment executed by each Borrower and acknowledged by each of the Subordinated Creditors;

         (c) the representations and warranties set forth in Section 3 shall be true and correct in all material respects; and

         (d) the Administrative Agent and the Determining Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Determining Lenders, such other documents, certificates and instruments as the Determining Lenders shall reasonably require.

         4. ACKNOWLEDGMENT. By signing below, each of the Subordinated Creditors
(i) acknowledges and consents to the execution, delivery and performance by the Borrowers of this First Amendment and (ii) acknowledges and agrees that its obligations in respect of its Subordination Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein except as expressly provided herein.

         5. REFERENCE TO THE CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.

         (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to promptly pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent).

         7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.


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

         9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

================================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                        POWER-ONE, INC.



                                        By:   __________________________________
                                              Name:  Ed. K. Schnopp
                                              Title:  Vice President


                                        INTERNATIONAL POWER DEVICES, INC.



                                        By:   __________________________________
                                              Name:  Ed K. Schnopp
                                              Title:____________________________


                                        MELCHER HOLDING AG



                                        By:   __________________________________
                                              Name:  Dr. Hans Gruter
                                              Title:  Director



                                        By:   __________________________________
                                              Name:  Marcel V. Galli
                                              Title:  Secretary to the Board of
                                                      Directors

                                        BANK OF AMERICA,  N.A., as a Lender, as
                                        Administrative  Agent, and as Issuing
                                        Bank



                                        By:   __________________________________
                                              Name:  Douglas T. Meckelnburg
                                              Title:  Vice President

                                        UNION BANK OF CALIFORNIA, N.A.




                                        By:   __________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                        CITY NATIONAL BANK



                                        By:   __________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                        CALIFORNIA BANK & TRUST



                                        By:   __________________________________
                                              Name:_____________________________
                                              Title:____________________________

ACKNOWLEDGED AND AGREED:


POWER-ONE, INC. (as a Subordinated Creditor for loans to International Power Devices, Inc. and Melcher Holding AG)


By:   ______________________________
      Name:  Ed K. Schnopp
      Title:  Vice President


INTERNATIONAL POWER DEVICES, INC. (as a Subordinated Creditor for loans to Power-One, Inc. and Melcher Holdings AG)


By:   ______________________________
      Name:  Ed K. Schnopp
      Title:


POWER-ELECTRONICS, INC.


By:   ______________________________
      Name:_________________________
      Title:________________________


PODER UNO DE MEXICO, S.A. DE C.V.


By:   ______________________________
      Name:_________________________
      Title:________________________

MELCHER HOLDING AG (as a Subordinated Creditor for loans to Power-One, Inc. and International Power Devices, Inc.)


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:  Director


By:   ______________________________
      Name:  Marcel V. Galli
      Title:  Secretary to the Board of Directors

MELCHER AG


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:  Director


By:   ______________________________
      Name:  Marcel V. Galli
      Title: Secretary to the Board of Directors


DOMENIC MELCHER AG


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:  Director


By:   ______________________________
      Name:  Marcel V. Galli
      Title: Secretary to the Board of Directors


MELCHER S.A.


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:  President Directeur General


MELCHER LTD.


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:  Director

MELCHER S.R.L.


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:  Director


MELCHER GMBH


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:


MELCHER B.V.


By:   ______________________________
      Name:  Dr. Claus Maier
      Title:  Director


MELCHER SIMP LTD.


By:   ______________________________
      Name:  Dr. Martin Schnider
      Title:  Director


MELCHER PRODUKTION AG


By:   ______________________________
      Name:  Dr. Hans Gruter
      Title:  Director


By:   ______________________________
      Name:  Marcel V. Galli
      Title: Secretary to the Board of Directors

MELCHER S.R.O.


By:   ______________________________
      Name:  Dr. Martin Schnider
      Title:  Director


LR CRYSTAL IMMO A.S.


By:   ______________________________
      Name:  Dr. Martin Schnider
      Title:  Member of Supervisory Board

                                  SCHEDULE 1

     Lucent Technologies and its wholly owned subsidiaries have contacted the Parent about Lucent's Patent Nos. 5,303,138; 5,528,482; and 5,872,705 (collectively, the "Lucent Patents") and have solicited the Parent to take a license under the Lucent Patents. In a latter to the Parent, dated October 19, 1999, Lucent asserted that the Parent's products (such as the Parent's HES, OES and IES Series DC/DC converters) "infringe" the Lucent Patents. Because the Parent is in the process of obtaining and analyzing relevant information, and because of the preliminary nature of the communications between the Parent and Lucent, the Parent is currently unable to estimate the outcome of any claim related to the Lucent Patents.

                                    EXHIBIT C




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